UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ocwen Financial Corporation (the Company) held its Annual Meeting of Shareholders on May 27, 2020. Shareholders voted on the five proposals set forth below, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2020.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for one-year terms or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Phyllis R. Caldwell	66,898,397	1,650,981	39,832,946
Alan J. Bowers	67,205,214	1,344,164	39,832,946
Jenne K. Britell	66,968,602	1,580,776	39,832,946
Jacques J. Busquet	66,831,757	1,717,621	39,832,946
Glen A. Messina	67,328,362	1,221,016	39,832,946
DeForest B. Soaries, Jr	66,591,801	1,957,577	39,832,946
Kevin Stein	67,605,395	943,983	39,832,946

Proposal Two: Ratification, on an advisory basis, of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 based upon the following votes:

For	106,348,312
Against	1,629,995
Abstain	404,017

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	60,551,498
Against	6,742,083
Abstain	1,255,797
Broker Non-Votes	39,832,946

Proposal Four: Advisory Vote on an Amendment to the Articles of Incorporation to Implement a Reverse Stock Split and Reduce the Number of Authorized Shares

The Company’s shareholders approved, on a non-binding advisory basis, an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s issued and outstanding common stock in a ratio between 1-for-5 and 1-for-25 and reduce the number of authorized shares of the Company’s common stock by the same proportion as the ratio of our reverse stock split based upon the following votes:

For	105,225,029
Against	2,953,411
Abstain	203,884

The Board will take this advisory approval into consideration as it continues to assess the appropriateness of implementing a reverse stock split and determine the timing and ratio of any such split.

Proposal Five: Adjournment of the Annual Meeting

The Company’s shareholders approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve Proposal Four based upon the following votes:

For	99,871,782
Against	8,319,825
Abstain	190,717

As there were sufficient votes at the time of the Annual Meeting to approve Proposal Four, no adjournment pursuant to Proposal Five was required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: June 1, 2020	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer